POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 23, 2013 TO THE
PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares CEF Income Composite Portfolio
PowerShares Chinese Yuan Dim Sum Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares Fundamental High Yield® Corporate Bond Portfolio
PowerShares Fundamental Investment Grade Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares International Corporate Bond Portfolio
PowerShares Preferred Portfolio
PowerShares Senior Loan Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

On April 18, 2013, the Board of Trustees of PowerShares Exchange-Traded Fund Trust II (the "Trust") approved changes to the name, underlying index, and investment objective of each of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio (each, a "Municipal Fund," and collectively, the "Municipal Funds"), each a series of the Trust, contingent upon approval by shareholders of record of a change in each Municipal Fund's fundamental investment policy, as set forth in a preliminary proxy statement filed with the Securities and Exchange Commission ("SEC") on April 22, 2013. Implementation of all these changes is contingent upon approval by the SEC of a proposed rule change submitted by the NYSE Arca Exchange ("NYSE Arca") for the Municipal Funds, which approval is pending. The Municipal Funds are not aware of any information that would indicate that the SEC will not grant such approval, however, there is no guarantee that such approval will be granted.

In addition, the staff of NYSE Regulation, Inc. ("NYSE") recently advised the Trust that, because of a prior change in each Municipal Fund's underlying index, the Municipal Funds' shares currently are not in compliance with NYSE Arca's continued listing standards, and, therefore, commencing on or about April 23, 2013, NYSE Arca will attach a "below compliance" (.BC) indicator to each Municipal Fund's ticker symbol. The Trust intends to maintain the listing of the Municipal Funds' shares on the NYSE Arca. In order to do so, the SEC must approve a separate proposed rule change to be submitted by NYSE Arca as it relates to the Municipal Funds. The Municipal Funds are not aware of any information that would indicate that the SEC will not grant such approval, however, there can be no guarantee that it will do so. The NYSE has informed the Trust that the continued listing of each Municipal Fund on the NYSE Arca is subject to such SEC approval. Upon receipt of the SEC's rule change approval, the Municipal Funds will file a new Prospectus supplement to notify investors that the approval has been granted. However, should Invesco PowerShares Capital Management LLC, the Municipal Funds' investment adviser (the "Adviser"), believe that the SEC will decline to grant approval for the rule change, the Adviser will recommend commencing a liquidation process for each of the Municipal Funds and attempt to provide shareholders proper advanced notice of the liquidation. During the notice period, shareholders may sell their holdings on NYSE Arca and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts. The Municipal Funds will continue their normal business operations while awaiting action on the rule change by the SEC.

This supplement is not soliciting a proxy. Any such solicitation will be made via the proxy statement soliciting shareholder approval of the proposed change to each Municipal Fund's fundamental investment policy. Please read the proxy statement when it is available as it will contain important information about the proposal.

Please Retain This Supplement For Future Reference.

P-PS-PRO-9 SUP-3 042313